EXHIBIT  G




                         ISSUING  BANK  AGREEMENT  dated  as  of [      ], among
BRYLANE,  L.P., a Delaware limited partnership (the "Borrower"), [        ] (the
"New Issuing Bank"), and CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent (the "Administrative Agent") for the lenders (the "Lenders") party to the Amended and Restated Credit Agreement dated as of April 30, 1997, as amended and restated as of September 21, 1998 (as amended or modified, the "Credit Agreement"), among the Borrower, the Lenders and the Administrative Agent.


          The  New  Issuing  Bank  is  a  Lender  party to the Credit Agreement.
Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement. The Borrower desires to appoint the New Issuing Bank as an "Issuing Bank" under the Credit Agreement, and the New
Issuing  Bank  desires  to  accept  such  appointment.

          Accordingly, it is hereby agreed that, subject to the consent of the Administrative Agent, the New Issuing Bank shall be an "Issuing Bank" under the Credit Agreement, with all the rights, powers and obligations of an Issuing Bank thereunder.

          By its execution hereof, the Administrative Agent hereby consents to the appointment of the New Issuing Bank as an "Issuing Bank" under the Credit Agreement. The Borrower shall pay to the New Issuing Bank, for its own account, a fee at the rate of __% per annum on the amount available to be drawn on each outstanding Letter of Credit issued by the New Issuing Bank.

          This Agreement shall constitute a part of the Credit Agreement. Without limiting the generality of the foregoing, Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Agreement.


          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


               BRYLANE,  L.P.,

               by  VGP  CORPORATION,  General  Partner,

                   by________________________
                     Name:
                     Title:


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               [NEW  ISSUING  BANK],

                   by________________________
                     Name:
                     Title:

               [Address  for  notices]


               CREDIT  LYONNAIS  NEW  YORK  BRANCH,  as
               Administrative  Agent,

                   by________________________
                     Name:
                     Title: